UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2007

SPARTAN MOTORS, INC
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-13611 (Commission File Number)	38-2078923 (IRS Employer Identification no.)

1165 Reynolds Road Charlotte, Michigan (Address of principal executive offices)	48813 (Zip Code)

Registrant's telephone number,
including area code:  (517) 543-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

          (a)          Dismissal of Principal Independent Accountants.

          On March 23, 2007, Spartan Motors, Inc.'s (the "Company") Audit Committee approved the dismissal of Ernst & Young LLP as principal independent accountants for the Company.

          Ernst & Young LLP's reports on the financial statements of the Company for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2006 and 2005 and through March 23, 2007, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in Ernst & Young's reports on the Company's financial statements for such years.

          During the years ended December 31, 2006 and 2005 and through March 23, 2007, there have been no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K, in connection with the Company.

          The Company provided a copy of the foregoing disclosures to Ernst & Young LLP prior to the date of the filing of this report and requested that Ernst & Young LLP furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. A copy of the letter furnished in response to that request is attached to this report as Exhibit 16.1.

          (b)          Engagement of New Principal Independent Accountants.

          On March 23, 2007, the Audit Committee appointed BDO Seidman, LLP as its new principal independent accountants. During the years ended December 31, 2006 and 2005 and through March 23, 2007, the Company (or someone on its behalf) did not consult BDO Seidman, LLP regarding either:

                    (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did BDO Seidman, LLP provide a written report or oral advice to the Company that BDO Seidman, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

                    (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions related thereto) or a "reportable event," as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTAN MOTORS, INC.

Date: March 28, 2007	By /s/ James W. Knapp
James W. Knapp Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission.